UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

New Horizons Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Stocks climbed a “wall of worry” in 2012, notching impressive gains despite continued turmoil in the eurozone, weak U.S. economic growth, and a slowdown in China. However, there were glimmers of brighter times. The U.S. housing market began to recover, helped by aggressive measures by the Federal Reserve to lower long-term interest rates. Labor markets showed signs of sustained improvement. And corporate profits were healthy for most of the year, though they tailed off late in the period due to weaker consumer spending. Small-cap stocks turned in a solid performance in 2012. Our search for innovators and high-quality and durable companies bore fruit, as the portfolio generated a gain of 16.20% in the last year, surpassing its growth index benchmark.

As shown in the accompanying Performance Comparison table, the New Horizons Fund returned 16.20% for the 12 months ended December 31, 2012, outpacing the small-cap Russell 2000 Growth Index, though trailing the Russell 2000 Index of small-cap funds. The portfolio also outperformed its peer group of similarly managed funds, the Lipper Small-Cap Growth Funds Index. For the last six months, the fund gained 3.94%, trailing the Russell indexes and our Lipper peer group. The fund’s long-term relative performance remained very strong. The New Horizons Fund was in the top 2% of its Lipper peer group for the 3-, 5-, and 10-year periods and is the number one small-cap growth fund for the 10-year period. Lipper ranked the New Horizons Fund 120 of 525, 5 of 469, 3 of 411, and 1 of 270 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2012, respectively. (Results will vary for other time periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Equities produced solid returns in 2012, even as the global economy remained unsettled four years after the 2008 global financial crisis. The eurozone recession and sovereign debt crisis, a slowdown in emerging economies, and the deleveraging process in the U.S. weighed on economic growth. Worries about Europe, in particular, drove down stock prices in the spring. Stocks recovered into the fall, however, as the U.S. housing and labor markets began to gain momentum and investors appeared more positive. Equities also received a boost from the Federal Reserve, which announced two new rounds of long-term bond buying to suppress government interest rates and encourage investors to choose riskier assets, including stocks.

The small-cap Russell 2000 Index neared a new record high late in the year, as investors began to perceive that policymakers would avert going over the “fiscal cliff” of automatic spending cuts and tax increases at the start of 2013. As measured by various Russell indexes, value stocks outperformed growth stocks across all market capitalizations.

STRATEGY REVIEW

One of the most remarkable aspects of this period is the juxtaposition between economic sluggishness and technology and business model innovation. In the four years since the financial crisis, we have witnessed a sea change in business. Growth remains sluggish, with the labor market and housing sector continuing their slow recovery. Yet, we have marveled at the pace and acceleration of businesses that have pioneered devices we cannot seem to live without but did so only a few short years ago. The innovation trend, of course, doesn’t end with smartphones and tablets. We are experiencing a technology boom in communications, energy, education, entertainment, medicine, and nearly every other facet of life. These rapid developments have made our job incredibly challenging and fulfilling as we mine thousands of companies in an attempt to construct a portfolio of potential market leaders that are capable of generating compound returns.

Our focus on six categories of innovation is aimed at uncovering and investing in companies that are developing products and services that will result in significant benefits to consumers and businesses. These areas include corporate technology, media convergence, health care, information technology, genomics, financial payments technology, and collaborative and aggregate data business. We focus on identifying companies that are capable of bringing to market new products or business model innovations. The process also enables us to identify companies that are benefiting from changing markets, or put another way, durable growth companies that are capable of compounding wealth over time by becoming leaders in their respective industries. It also helps us to avoid investments in companies that are unable or unwilling to keep pace with innovation trends. We constantly monitor and update our holdings profile by examining the relationship between a company’s fundamentals and valuation, and we are not hesitant to sell positions if we detect deteriorating balance sheets or a change in an investment thesis. At the same time, we believe that prematurely replacing successful franchises would be arbitrary and potentially lead to a lower-quality portfolio of companies that would not serve the interests of our shareholders.

PORTFOLIO REVIEW

In the last year, our health care and information technology holdings generated strong gains, due to the solid performance of biotechnology companies and Internet and software companies. Our consumer discretionary holdings hampered performance, largely due to the lackluster earnings reports of several companies early in the year. However, the sector gained momentum in the last six months, and our retail and Internet holdings made up for lost ground. We continue to focus on companies with growing market share and strong management teams that can take advantage of opportunities regardless of the economic and spending environment.

The opportunity for small-cap companies to become large-caps remains a core thesis of our investment strategy. This continues to be evident among biotech therapeutics companies, where small-cap firms can bring to market new drugs for untreated and serious needs. Regeneron Pharmaceuticals—which develops drugs for cancer, macular degeneration, and auto-inflammatory diseases—performed extraordinarily well. The company benefited in 2012 from its new drug Eylea, which is used to treat macular degeneration. Biotechnology company Incyte declined after the poor performance of its new drug, Jakafi (used to treat myelofibrosis), which prompted dismissal of the chief commercial officer. Nonetheless, the company has a strong pipeline of small-molecule drug therapies that have promising prospects. We also own Alexion Pharmaceuticals, which developed the drug Soliris to treat a life-threatening blood disease and has the potential to treat other grave illnesses. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Several of our health care holdings represent attractive service business models that benefit from the use of information and scale in order to make customers and the health care system more efficient. Examples include HMS Holdings, a cost-management service provider; Catamaran, a pharmacy benefit manager; and athenahealth, an Internet-based service provider to medical practices. HMS Holdings has a singular focus on eradicating fraud, waste, and abuse in the health care system. It is well positioned to grow in the coming years. It has leveraged its skills in data analysis to be the leading firm in Medicaid coordination of benefits and waste and abuse auditing. It recently expanded into Medicare auditing. HMS Holdings should benefit from the continued growth in Medicaid and Medicare.

The information technology sector remains our largest allocation, at about 25% of the portfolio. We focus on companies with growing market share and strong management teams that can take advantage of the changes that are occurring in the corporate and consumer technology businesses. As we have written about in our last couple of letters, corporate technology is following consumer technology in a once-a-generation platform transition. Many of the same forces that have resulted in a new group of consumer technology leaders are changing the enterprise computing landscape. These include mobile computing, cloud-based delivery of software and computer resources, data mining, and the heightened expectations for state-of-the-art consumer experiences. In corporate technology, core positions include Concur Technologies, an on-demand provider of travel and expense software, and Rackspace Hosting, a provider of managed hosting computer services. Longtime holding Ariba was acquired by SAP during the year, as this software giant is trying to adapt to the new realities of the market.

We increased our position in consumer Internet companies during the year. We believe much of the sector’s mixed results stemmed from the migration to mobile devices from the traditional personal computer. We increased our holdings in companies we believe are well positioned to benefit from the transition from desktop to mobile applications. We own OpenTable, Netflix, and Youku. We eliminated Active Network and reduced holdings that might struggle with this transition.

We began following OpenTable before it became public and have been consistent fans of its business model. We view OpenTable as a durable growth company that is well positioned to benefit from the platform transition to mobile devices. The company provides reservation-taking restaurants with a hardware and software solution to manage customer reservations. Customers can book reservations through the company’s desktop and mobile applications by type of food, location, and availability. The site also has access to customer reviews. The company, which earns revenues from subscription fees and online reservations that are paid by the restaurant, has seen impressive gains in mobile reservations. We took advantage of the market sell-off to build our position through early 2012. We remain vigilant with regard to our investment thesis, as with other holdings.

In the consumer discretionary sector, we are focused on small companies that can be the leading companies of tomorrow. Auto parts retailer O’Reilly Automotive and Panera Bread continue to be core holdings. We added to Vail Resorts (operator of popular ski resorts in the western U.S.) and Allegiant Travel, and we built a stake in Tumi Holdings, a high-quality luggage brand taking market share. Vail Resorts is a durable growth company that has experienced headwinds over the past couple of years. We believe management has improved its underlying business. It owns a unique collection of ski resorts that has been negatively impacted by the weak economy and extremely warm winter of 2012. While the company faced macro headwinds, management has improved its business through an enhanced season pass program and digital experience. The company also won approval to offer off-season activities this summer.

In industrials and business services, we added to Waste Connections, North America’s third-largest solid waste company, with about $2 billion in annual sales. The company has a strong management team, quality assets, and a long track record of solid capital allocation. We added to Clean Harbors, which has a dominant position in the specialty waste market with high barriers to entry because it controls a majority of outsourced incineration capacity in North America. We trimmed Valmont Industries, as the stock has appreciated closer to fair value. However, we remain positive about the company. Valmont is a beneficiary of the utility transmission grid upgrade in North America. We are optimistic about its irrigation business, as farm incomes remain near historical highs.

OUTLOOK

We expect economic conditions to build on some recent healthy data points in housing, labor markets, and consumer sentiment. The Federal Reserve’s aggressive monetary policies, which certainly gave a big boost to stock market performance, are likely to continue working their way through the economy, most notably in the housing and credit markets. The Fed’s decision not to raise rates until unemployment recedes meaningfully suggests that positive market performance could continue. We do expect continued sluggish growth and employment gains, and we believe that the higher taxes recently implemented on payrolls and high incomes could weaken growth.

Federal measures to reduce spending would almost certainly further impede growth rates. We are encouraged by the revolution in U.S. shale oil and natural gas production, which we believe will have a positive impact on consumer inflation, the revitalized manufacturing sector, the U.S. trade deficit, and geopolitical challenges.

We believe small-caps will face a significant challenge in outperforming larger-cap shares. Estimates that small-cap earnings will grow 20% in 2013 certainly look very challenging given our economic environment. Valuations remain at premium levels on most relative measures, including the price-to-book and price-to-earnings (P/E) ratios.

As we expected, earnings growth among small-caps—particularly among small-cap growth companies—has continued to trail large-caps. With small-caps outperforming large-caps in the last six months, we believe small-caps remain at premium valuations versus large-caps. The New Horizons Fund’s price/earnings ratio (stock price compared with per-share earnings) stood at a high level of 25.7 at the end of December 2012. The New Horizons Fund’s P/E relative to the S&P 500 on expected 12-month forward earnings is 1.94, a decline from one year ago, but near its highest level in decades. With regard to other metrics, such as price/book and price/cash flow, the ratios are closer to relative highs.

Despite economic uncertainty and easing corporate earnings, we have identified a number of thriving companies that have healthy balance sheets and are producing quality goods and services by using technology and business model innovation. We believe that despite market volatility and an uncertain economic landscape, we will continue to uncover companies for our shareholders that stand to benefit from growth in their respective sectors and industries. Market gyrations have done little to dent our enthusiasm for the solid fundamental research that is essential in any market environment or our ability to find small companies that can become large.

Respectfully submitted,

Henry Ellenbogen
President of the fund and chairman of its Investment Advisory Committee

January 17, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/12
Regeneron Pharmaceuticals	2.2%
Catamaran	2.1
Clean Harbors	2.0
Gartner	1.8
Roper Industries	1.7
Waste Connections	1.6
Rackspace Hosting	1.5
Panera Bread	1.4
Netflix	1.4
Vail Resorts	1.3
Factset Research Systems	1.3
O'Reilly Automotive	1.3
HMS Holdings	1.3
Rockwood	1.2
Lumber Liquidators	1.2
Allegiant Travel	1.1
Acuity Brands	1.1
athenahealth	1.1
Youku.com	1.1
MSCI	1.1
Sapient	1.1
Advisory Board	1.1
Alexion Pharmaceuticals	1.0
OpenTable	1.0
Incyte	1.0
Total	34.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/12

Best Contributors		Worst Contributors	
Regeneron Pharmaceuticals	31¢	Active Network**	-16¢
Rackspace Hosting	31	Zumiez	-14
Lumber Liquidators	16	Incyte	-12
Amerigroup**	15	HMS Holdings	-11
Netflix	14	Green Dot	-9
Acuity Brands	10	LivingSocial	-8
Sarana Menara Nusantara	8	Bazaarvoice	-8
Tempur-Pedic	8	Strayer Education	-7
Roper Industries	7	Peixe Urbano	-6
Aruba Networks	7	Chipotle Mexican Grill	-6
Total	147¢	Total	-97¢

12 Months Ended 12/31/12

Best Contributors		Worst Contributors	
Regeneron Pharmaceuticals	66¢	Green Dot	-17¢
Rackspace Hosting	33	Active Network**	-14
Catamaran	32	LivingSocial	-12
Lumber Liquidators*	24	Makemytrip	-11
Amerigroup**	18	Clean Harbors	-10
athenahealth	18	FMC Technologies	-10
Gartner	15	Bill Barrett	-10
Ariba**	15	Northern Oil and Gas	-8
Roper Industries	14	BJ's Restaurants	-8
Sarana Menara Nusantara	14	Bankrate	-8
Total	249¢	Total	-108¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 95.2%		
CONSUMER DISCRETIONARY 17.3%		
Distributors 0.2%		
Pool	381,100	16,128
		16,128
Diversified Consumer Services 0.9%		
American Public Education (1)(2)	2,383,677	86,075
Strayer Education	120,000	6,740
		92,815
Hotels, Restaurants & Leisure 4.9%		
BJ's Restaurants (1)(2)	2,323,100	76,430
Chipotle Mexican Grill (2)	206,500	61,426
Choice Hotels International	2,101,913	70,666
Panera Bread, Class A (2)	866,974	137,701
Vail Resorts (1)	2,418,600	130,822
		477,045
Household Durables 1.2%		
Harman International	1,653,211	73,800
Tempur-Pedic (2)	1,478,479	46,557
		120,357
Internet & Catalog Retail 3.1%		
Blue Nile (1)(2)	1,799,688	69,288
Cafepress (2)	274,800	1,586
HSN	143,900	7,926
Kayak Software (1)(2)	636,600	25,286
Liberty Ventures, Series A (2)	414,001	28,053
MakeMyTrip (1)(2)	2,634,119	32,768
Netflix (2)	1,477,100	137,045
Vitacost.com (2)	771,400	5,230
		307,182

Leisure Equipment & Products 0.5%		
Brunswick	1,590,600	46,270
		46,270
Media 0.5%		
Morningstar	367,617	23,098
Pandora Media (2)	2,780,100	25,521
		48,619
Specialty Retail 4.9%		
ANN (2)	1,462,100	49,478
Francesca's Holdings (1)(2)	2,443,425	63,431
Lumber Liquidators (1)(2)	2,136,300	112,861
Monro Muffler Brake (1)	1,628,170	56,937
O'Reilly Automotive (2)	1,427,200	127,620
rue21 (2)	604,900	17,173
Zumiez (1)(2)	2,372,800	46,056
		473,556
Textiles, Apparel & Luxury Goods 1.1%		
Tumi Holdings (2)	2,850,000	59,423
Under Armour (2)	916,900	44,497
		103,920
Total Consumer Discretionary		1,685,892
CONSUMER STAPLES 2.7%		
Beverages 0.4%		
Boston Beer, Class A (2)	304,751	40,974
		40,974
Food & Staples Retailing 1.7%		
Fresh Market (2)	1,517,700	72,986

PriceSmart	1,149,996	88,607
		161,593
Food Products 0.6%		
Annie's (2)	126,500	4,229
Flowers Foods	2,538,437	59,069
		63,298
Total Consumer Staples		265,865
ENERGY 4.6%		
Energy Equipment & Services 1.7%		
FMC Technologies (2)	2,125,900	91,052
Forum Energy Technologies (2)	782,400	19,364
Oil States International (2)	371,300	26,563
RigNet (1)(2)	1,354,841	27,680
		164,659
Oil, Gas & Consumable Fuels 2.9%		
Approach Resources (2)	942,900	23,582
Bill Barrett (2)	1,790,400	31,851
Cloud Peak Energy (2)	1,580,100	30,543
Halcon Resources (2)	1,536,700	10,634
Laredo Petroleum Holdings (2)	1,172,500	21,293
Northern Oil & Gas (1)(2)	4,286,400	72,097
PDC Energy (2)	747,400	24,821
SM Energy	1,149,100	59,995
Solazyme (2)	1,058,500	8,320
Voyager Oil & Gas, Warrants, 2/4/16, Acquisition Date: 2/4/11 Acquisition Cost $0 (2)(3)	1,242,500	20
		283,156
Total Energy		447,815

HEALTH CARE 18.6%

Biotechnology 7.5%

Abcam (GBP)	5,020,301	31,528
Alexion Pharmaceuticals (2)	1,067,200	100,114
Alkermes (2)	993,900	18,407
Amarin, ADR (2)	1,149,800	9,302
Anacor Pharmaceuticals (2)	1,229,000	6,391
ChemoCentryx (2)	171,400	1,875
Clovis Oncology (2)	369,200	5,907
Cytokinetics (1)(2)	8,171,800	5,393
Cytokinetics, Warrants, 1/2/24 (1)(2)	4,903,800	805
Dyadic International (2)	867,900	1,640
Exact Sciences (2)	289,100	3,062
Exelixis (2)	5,007,000	22,882
Halozyme Therapeutics (2)	599,900	4,025
Idenix Pharmaceuticals (2)	3,399,500	16,488
Incyte (2)	5,684,200	94,414
Infinity Pharmaceuticals (2)	598,021	20,931
InterMune (2)	599,900	5,813
Ironwood Pharmaceuticals (2)	449,900	4,989
Lexicon Pharmaceuticals (2)	5,848,180	12,983
Momenta Pharmaceuticals (2)	716,300	8,438
Neurocrine Biosciences (2)	1,789,700	13,387
NPS Pharmaceuticals (2)	399,900	3,639
Pharmacyclics (2)	914,900	52,973
Regeneron Pharmaceuticals (2)	1,240,000	212,127
Rigel Pharmaceuticals (2)	1,386,800	9,014
Seattle Genetics (2)	849,900	19,718
Targacept (2)	106,400	466
TESARO (2)	301,160	5,105
Theravance (2)	594,600	13,242
Tranzyme (2)	814,200	440
Vertex Pharmaceuticals (2)	174,000	7,297

Vical (2)	1,837,700	5,348
YM Biosciences (2)	2,980,600	8,554
		726,697
Health Care Equipment & Supplies 2.2%		
Conceptus (1)(2)	2,146,000	45,088
EnteroMedics (2)	1,737,200	4,864
EnteroMedics, Warrants, 6/8/16 (2)	908,400	1,486
EnteroMedics, Warrants, 9/28/16 (2)	128,400	227
GenMark Diagnostics (1)(2)	2,066,000	18,594
HeartWare International (2)	561,555	47,143
IDEXX Laboratories (2)	737,300	68,421
Tornier (2)	132,557	2,226
Volcano (2)	1,201,659	28,371
		216,420
Health Care Providers & Services 5.3%		
Catamaran (2)	4,315,800	203,317
Centene (2)	839,200	34,407
Fleury (BRL)	4,536,200	51,138
Henry Schein (2)	952,100	76,606
HMS Holdings (1)(2)	4,873,300	126,316
LCA-Vision (2)	750,300	2,138
MWI Veterinary Supply (2)	31,600	3,476
Wellcare Health Plans (2)	443,400	21,589
		518,987
Health Care Technology 1.3%		
athenahealth (2)	1,477,800	108,545
HealthStream (2)	732,500	17,807
		126,352
Life Sciences Tools & Services 0.9%		
BG Medicine (2)	417,700	965
Bruker (2)	2,931,800	44,769

Illumina (2)	694,000	38,579
		84,313
Pharmaceuticals 1.4%		
Aegerion Pharmaceuticals (2)	724,900	18,405
Alexza Pharmaceuticals, Warrants, 10/20/16 Acquisition Date: 10/5/09, Acquisition Cost $79 (2)(3)	63,000	6
AVANIR Pharmaceuticals (2)	4,149,400	10,913
Cadence Pharmaceuticals (2)	2,007,800	9,617
Cadence Pharmaceuticals, Warrants, 2/18/14, Acquisition Date: 2/18/09, Acquisition Cost $16 (2)(3)	131,000	50
MAP Pharmaceuticals (2)	649,900	10,210
Medicines Company (2)	816,600	19,574
Nektar Therapeutics (2)	728,700	5,400
Optimer Pharmaceuticals (2)	1,180,100	10,680
Pacira Pharmaceuticals (2)	1,599,800	27,949
Supernus Pharmaceuticals (1)(2)	1,700,000	12,189
XenoPort (2)	1,439,500	11,185
		136,178
Total Health Care		1,808,947
INDUSTRIALS & BUSINESS SERVICES 15.5%		
Aerospace & Defense 0.8%		
HEICO, Class A (1)	2,280,316	72,925
		72,925
Air Freight & Logistics 0.4%		
Hub Group, Class A (2)	1,089,163	36,596
		36,596
Airlines 1.1%		
Allegiant Travel (1)	1,503,112	110,343
		110,343

Building Products 0.9%		
A.O. Smith	387,900	24,465
Lennox International	1,157,400	60,787
		85,252
Commercial Services & Supplies 4.5%		
Clean Harbors (1)(2)	3,558,400	195,748
Innerworkings (1)(2)	4,963,611	68,398
Interface	548,300	8,817
Mobile Mini (2)	704,000	14,664
Waste Connections	4,526,200	152,940
		440,567
Electrical Equipment 2.8%		
Acuity Brands	1,613,377	109,274
Roper Industries	1,453,700	162,059
		271,333
Machinery 2.9%		
Colfax (2)	774,529	31,252
Energy Recovery (2)	2,201,163	7,484
EnPro Industries (1)(2)	1,584,000	64,786
Middleby (2)	51,300	6,577
Rexnord (2)	1,122,441	23,908
Toro	373,800	16,066
Valmont Industries	540,800	73,846
WABCO Holdings (2)	840,900	54,818
		278,737
Professional Services 1.4%		
Advisory Board (1)(2)	2,228,100	104,253
Korn/Ferry (2)	2,280,000	36,161
		140,414

Road & Rail 0.2%		
Zipcar (1)(2)	2,120,022	17,469
		17,469
Trading Companies & Distributors 0.5%		
MSC Industrial Direct	678,300	51,130
		51,130
Total Industrials & Business Services		1,504,766
INFORMATION TECHNOLOGY 22.9%		
Communications Equipment 2.0%		
Acme Packet (2)	950,000	21,014
ADTRAN	2,500,000	48,850
Aruba Networks (2)	3,050,000	63,288
Finisar (2)	3,750,000	61,125
		194,277
Computers & Peripherals 0.1%		
Intevac (1)(2)	1,499,200	6,851
QLogic (2)	500,000	4,865
		11,716
Electronic Equipment, Instruments & Components 0.9%		
National Instruments	1,500,000	38,715
Orbotech (2)	750,000	6,353
Trimble Navigation (2)	750,000	44,835
		89,903
Internet Software & Services 6.6%		
Angie's List (1)(2)	4,435,304	53,179
Bankrate (2)	4,613,455	57,438
Bazaarvoice (1)(2)	4,651,546	43,492
Cornerstone OnDemand (2)	1,200,000	35,436
CoStar Group (2)	638,491	57,062

Evernote, Acquisition Date: 11/20/12 Acquisition Cost $2,296 (2)(3)	190,876	2,296
ExactTarget (2)	100,000	2,000
MercadoLibre	133,700	10,505
OpenTable (1)(2)	1,998,100	97,507
Rackspace Hosting (2)	1,943,300	144,329
SPS Commerce (2)	500,000	18,635
Youku Tudou, ADR (2)	5,890,746	107,447
Youku.com, Class A, Acquisition Date: 9/15/10 - 6/14/11 Acquisition Cost $- (2)(3)	6	—
Zulily, Acquisition Date: 8/2/11 Acquisition Cost $10,180 (2)(3)	7,230,590	14,461
		643,787
IT Services 3.2%		
Forrester Research	495,200	13,271
Gartner (2)	3,756,526	172,875
Genpact	400,000	6,200
iSoftstone Holdings, ADR (2)	2,400,000	10,224
Sapient (1)(2)	9,937,256	104,938
Xoom, Acquisition Date: 8/26/10, Acquisition Cost $449 (2)(3)	401,257	1,011
		308,519
Semiconductor & Semiconductor Equipment 3.3%		
BCD Semiconductor Manufacturing, ADR (2)	394,400	2,982
Cavium (2)	1,700,000	53,057
Diodes (2)	2,100,000	36,435
Fairchild Semiconductor, Class A (2)	1,000,000	14,400
GT Advanced Technologies (2)	2,000,000	6,040
Hittite Microwave (2)	500,000	31,050
Intersil Holding, Class A	2,700,000	22,383
PDF Solutions (2)	750,000	10,335
PMC-Sierra (2)	8,350,000	43,503
Semtech (2)	850,000	24,607
Silicon Laboratories (2)	1,100,000	45,991

Teradyne (2)	500,000	8,445
TriQuint Semiconductor (2)	3,470,000	16,795
		316,023
Software 6.8%		
Bottomline Technologies (2)	1,500,000	39,585
Cadence Design Systems (2)	2,000,000	27,020
Commvault Systems (2)	475,000	33,112
Concur Technologies (2)	1,250,000	84,400
Eloqua (2)	550,000	12,975
Epiq Systems (1)	1,900,000	24,282
FactSet Research Systems	1,465,400	129,043
Fortinet (2)	1,150,000	24,230
GameLoft (EUR) (2)	3,432,888	24,020
Informatica (2)	1,000,000	30,320
Proofpoint (2)	500,000	6,155
QLIK Technologies (2)	300,000	6,516
RealD (2)	2,000,000	22,420
RealPage (2)	2,861,800	61,729
Sourcefire (2)	725,000	34,234
Splunk (2)	800,000	23,216
SS&C Technologies Holdings (2)	2,115,864	48,919
TIBCO Software (2)	500,000	11,005
Workday, Class B, Acquisition Date: 10/13/11 - 9/28/12 Acquisition Cost $4,638 (2)(3)	347,942	18,015
		661,196
Total Information Technology		2,225,421
MATERIALS 2.6%		
Chemicals 1.8%		
Koppers (1)	1,211,263	46,210
Rockwood Holdings	2,455,300	121,439

TrialPay, Acquisition Date: 7/1/11 Acquisition Cost $9,245 (2)(3)	2,750,132	9,245
		12,330
Total Consumer Discretionary		24,046
HEALTH CARE 0.2%		
Biotechnology 0.1%		
Ultragenyx Pharmaceutical, Acquisition Date: 12/19/12 Acquisition Cost $5,357 (2)(3)	1,934,205	5,357
		5,357
Health Care Technology 0.1%		
Castlight Health, Acquisition Date: 4/26/12 Acquisition Cost $10,418 (2)(3)	1,725,748	10,417
		10,417
Total Health Care		15,774
INFORMATION TECHNOLOGY 1.4%		
Communications Equipment 0.1%		
Silver Spring Networks, Acquisition Date: 12/11/09 Acquisition Cost $8,470 (2)(3)	847,000	6,353
		6,353
Internet Software & Services 1.0%		
Evernote, Series 1, Acquisition Date: 11/20/12 Acquisition Cost $4,591 (2)(3)	381,752	4,591
Evernote, Series 4, Acquisition Date: 5/2 - 11/20/12 Acquisition Cost $14,562 (2)(3)	1,210,758	14,562
LivingSocial, Acquisition Date: 4/1/11 Acquisition Cost 24,650 (2)(3)	4,361,980	1,352
oDesk, Acquisition Date: 3/13/12 Acquisition Cost $11,019 (2)(3)	1,436,622	9,137
Twitter, Acquisition Date: 9/24/09 - 9/13/11 Acquisition Cost $12,274 (2)(3)	4,608,000	58,706
Zulily, Acquisition Date: 8/2/11, Acquisition Cost $3,702 (2)(3)	2,629,310	5,259

Zulily, Series D, Acquisition Date: 11/5/12 Acquisition Cost $9,190 (2)(3)	4,430,287	9,190
		102,797
IT Services 0.3%		
Apptio, Acquisition Date: 3/9/12 Acquisition Cost $10,912 (2)(3)	609,011	10,911
Xoom, Acquisition Date: 12/21/09 - 11/10/11 Acquisition Cost $19,114 (2)(3)	6,677,666	19,114
		30,025
Total Information Technology		139,175
Total Convertible Preferred Stocks (Cost $192,863)		178,995
CORPORATE BONDS 0.4%		
Glam Media, 9.00%, 12/3/13, Acquisition Date: 7/2/07 - 3/19/08, Acquisition Cost $1,767 (3)	1,766,622	1,767
Glam Media, 9.00%, 12/3/13, Acquisition Date: 7/2/07 - 8/1/12, Acquisition Cost $65 (3)	64,536	64
Global Generations Merger Sub, 11.00%, 12/15/20 (5)	11,600,000	11,774
Station Casinos, STEP, 3.66%, 6/18/18	27,076,100	23,285
Total Corporate Bonds (Cost $31,075)		36,890
SHORT-TERM INVESTMENTS 2.6%		
Money Market Funds 2.3%		
T. Rowe Price Reserve Investment Fund, 0.12% (1)(6)	222,153,912	222,154
		222,154
U.S. Treasury Obligations 0.3%		
U.S. Treasury Bills, 0.127%, 2/28/13	5,000,000	4,999
U.S. Treasury Bills, 0.13%, 3/7/13	5,000,000	4,999
U.S. Treasury Bills, 0.137%, 2/28/13	5,000,000	4,999

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2012. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/12	Value 12/31/11
Active Network	$ 23,656	$ 63,550	$ —	$ —	$ *
Advisory Board	15,817	3,877	—	104,253	73,246
Allegiant Travel	30,524	173	3,006	110,343	55,999
American Public Education	34,867	3,025	—	86,075	61,985
Angie's List	17,149	9,699	—	53,179	*
athenahealth	4,203	20,922	—	*	89,840
Bazaarvoice	63,856	2,835	—	43,492	—
BJ's Restaurants	48,571	343	—	76,430	*
Blue Nile	28,708	11,310	—	69,288	46,164
Clean Harbors	73,636	571	—	195,748	*
Conceptus	21,154	136	—	45,088	*
Cytokinetics	6,211	1	—	5,393	—
Cytokinetics Warrants, 1/2/24	—	—	—	805	—
DynaVox, Class A	—	13,688	—	—	3,480
EnPro Industries	15,494	317	—	64,786	39,151
Epiq Systems	4	5,329	712	24,282	26,876
Francesca's Holdings	50,626	21,731	—	63,431	*
GenMark Diagnostics	4,400	37	—	18,594	4,232
Green Dot, Class A	4,305	80,489	—	*	67,179
Harry Winston Diamond	—	62,182	—	—	45,592
HEICO, Class A	10,130	139	5,249	72,925	62,531
HMS Holdings	70,617	470	—	126,316	*
Innerworkings	17,173	4,673	—	68,398	36,806
Interface, Class A	—	—	—	—	38,511

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/12
Investment Income (Loss)	
Income	
Dividend	$ 62,605
Interest	2,095
Securities lending	1,787
Total income	66,487
Expenses	
Investment management	60,313
Shareholder servicing	13,036
Prospectus and shareholder reports	363
Custody and accounting	391
Registration	262
Legal and audit	43
Directors	46
Miscellaneous	343
Total expenses	74,797
Expenses paid indirectly	(3)
Net expenses	74,794
Net investment loss	(8,307)
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	725,044
Futures	9,129
Foreign currency transactions	724
Net realized gain	734,897
Change in net unrealized gain (loss)	
Securities	565,439
Other assets and liabilities denominated in foreign currencies	5
Change in net unrealized gain (loss)	565,444
Net realized and unrealized gain (loss)	1,300,341
INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,292,034

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $209,000 for the year ended December 31, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2012, the fund realized $35,934,000 of net gain on $70,076,000 of in-kind redemptions.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2012. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2012, totaled $(60,519,000) for the year ended December 31, 2012.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2012, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2012, the fund recognized $9,129,000 of gain on equity derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2012, there were no securities on loan.

Counterparty Risk and Collateral Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. Cash posted by the fund to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of December 31, 2012, no margin had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,620,776,000 and $3,098,381,000, respectively, for the year ended December 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, were characterized for tax purposes as follows:

At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31, are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $126,000 for Price Associates; $1,949,000 for T. Rowe Price Services, Inc.; and $3,766,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2012, the fund was charged $232,000 for shareholder servicing costs related to the college savings plans, of which $164,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2012, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2012, the fund was allocated $87,000 of Spectrum Funds’ expenses and $1,907,000 of Retirement Funds’ expenses. Of these amounts, $1,125,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2012, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds and 10% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price New Horizons Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $105,613,000 from short-term capital gains,

  $754,032,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $61,788,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $59,552,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[142]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company
1988
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Horizons Fund	Principal Occupation(s)

Francisco M. Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Michael F. Blandino (1971)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Executive Director,
Convertible Sales, J.P. Morgan (to 2009)

G. Mark Bussard (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Rhett K. Hunter (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Graham M. McPhail (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, The Boston
Company Asset Management (to 2008)

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President and Secretary, T. Rowe Price,
T. Rowe Price Group, Inc., and T. Rowe Price
International; Vice President, Price Hong Kong
and Price Singapore

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Clark R. Shields (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Thomas H. Watson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Ashley R. Woodruff, CFA (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Nalin K. Yogasundram (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013